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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 11, 1999

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                            UNIONBANCAL CORPORATION

             (Exact name of registrant as specified in its charter)

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
               CALIFORNIA                   0-28118         94-1234979
    (State or other jurisdiction of       (Commission    (I.R.S. Employer
     incorporation or organization)       File Number)  Identification No.)

         350 CALIFORNIA STREET
       SAN FRANCISCO, CALIFORNIA                               94104
(Address of principal executive offices)                    (Zip Code)
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       Registrant's telephone number, including area code: (415) 765-2969

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ITEM 5.  OTHER EVENTS

    On February 11, 1999, UnionBanCal Corporation (the "Company") and UnionBanCal Finance Trust I (the "Trust"), a subsidiary of the Company, entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and Prudential Securities Incorporated, as managers of the several Underwriters named therein (the "Underwriters"), pursuant to which the Underwriters purchased 14,000,000 of the Trust's 7 3/8% Capital Securities (the "Capital Securities") at a purchase price of $25 per Capital Security, resulting in aggregate proceeds to the Trust of $350,000,000. In connection therewith, the Company purchased 432,990 of the Trust's 7 3/8% Common Securities (the "Common Securities") at a purchase price of $25 per Common Security, resulting in aggregate proceeds to the Trust of $10,824,750. The Company is guaranteeing the Capital Securities (the "Guarantee") based on its obligations under a Guarantee Agreement, an Amended and Restated Declaration of Trust of the Trust and an Indenture. The Trust used the proceeds of the sale of the Capital Securities and the Common Securities to purchase $360,824,750 aggregate principal amount of the Company's 7 3/8% Junior Subordinated Deferrable Interest Debentures due 2029 (the "Junior Subordinated Debentures"). The Capital Securities, the Guarantee and the Junior Subordinated Debentures were previously registered by the Company and the Trust under the Securities Act of 1933, as amended, pursuant to Registration Statements on Form S-3 (File Nos. 333-67581 through -67581-04). The Registration Statements were declared effective on February 10, 1999. The Company and the Trust hereby file the exhibits set forth below in connection with the above referenced transactions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) EXHIBITS.

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EXHIBIT
 NO.   DESCRIPTION
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
  1.1 Underwriting Agreement, dated February 11, 1999, by and among UnionBanCal Corporation, UnionBanCal Finance Trust I, and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated and Prudential Securities Incorporated, as managers of the several Underwriters named therein.

  4.1 Indenture, dated as of February 19, 1999, between UnionBanCal Corporation and The First National Bank of Chicago, as indenture trustee.

  4.2 Officer's Certificate, dated as of February 19, 1999, and issued pursuant to the Indenture.

  4.3 Guarantee Agreement with respect to Capital Securities issued by UnionBanCal Finance Trust I, dated as of February 19, 1999, between UnionBanCal Corporation and The First National Bank of Chicago, as guarantee trustee.

  4.4 Amended and Restated Declaration of Trust of UnionBanCal Finance Trust I, dated as of February 19, 1999, among UnionBanCal Corporation, as Sponsor, the Trustees defined therein and the holders, from time to time, or undivided beneficial interests in UnionBanCal Finance Trust I.

  5.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 1999

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
                                UNIONBANCAL CORPORATION

                                By:             /s/ YOSHIHIKO SOMEYA
                                     -----------------------------------------
                                                  Yoshihiko Someya
                                            DEPUTY CHAIRMAN OF THE BOARD
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